UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2025

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 2.05 Costs Associated with Exit or Disposal Activities.

Kennametal Inc. (“Kennametal” or the “Company”) today announced that it has initiated several actions that support the long-term competitiveness of the Company and align with the Investor Day commitments the Company made on September 8, 2023, including three to five plant closures by the end of Fiscal 2027.
Within the Metal Cutting segment, the Company intends to close a facility in Greenfield, MA and consolidate two facilities near Barcelona, Spain into a single, modern facility. Subject to negotiations with local employee representatives, the operations in Greenfield, MA are expected to cease in April 2025 and the plant closure is expected to be substantially complete by December 31, 2025. The consolidation of the Barcelona, Spain facilities is expected to be substantially complete by June 30, 2025.
Additionally, to mitigate softer market conditions, especially in EMEA, the Company has initiated a global action to reduce structural costs by removing certain professional headcount.
These combined actions are currently expected to deliver annualized run rate pre-tax savings of approximately $15 million by the end of Fiscal 2025. The Company expects to incur pre-tax charges of approximately $25 million in connection with the execution of these actions; of which approximately $10 million is for cash-related facilities charges, approximately $10 million is for severance-related cash expenditures and approximately $5 million is for non-cash facilities charges. The Company will provide any updates to the full year Fiscal 2025 outlook on its upcoming Q2 earnings call.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	January 14, 2025	By:	/s/ Patrick S. Watson
Patrick S. Watson
Vice President and Chief Financial Officer

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